EMPLOYMENT AGREEMENT

IGXGLOBAL CORP., a Delaware corporation, (the “Company”) and its successors and assigns, and Thomas Duffy,

a    natural    person    (“Executive”)    (collectively,    the    “Parties”),    make    this    EMPLOYMENT    AGREEMENT

(“Agreement”) as of January 1, 2013.

RECITALS

WHEREAS,  the  Company  recognizes  that  the  Executive’s  talents  and  abilities  will  be  integral  to  the success of the Company and thus wishes to secure the ongoing services of the Executive on the terms and conditions set forth herein;

NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and  agreements  hereinafter  set  forth,  the

Company and Executive agree as follows:

AGREEMENT

1.

Term  of  Employment.   The  Company  hereby  agrees  to  employ  the  Executive,  and  the  Executive  hereby accepts  employment  with  the  Company,  upon  the  terms  set  forth  in  this  Agreement,  for  the  period  to  be known  as  the  “Employment  Period”,  which  shall  commence  on  January  1,  2013  (the  “Commencement

Date”)  and  shall  end  on  the  earlier  of  (a)  the  three-year  anniversary  of  the  Commencement  Date,  or  (b)  the effective date of any termination in accordance with the provisions of Section 4 of this Agreement.

2.

Title; Capacity.

2.1

The  Executive  shall  serve  as  the  Chief  Executive  Officer  (“CEO”)  and  President  of  the  Company.

The  Executive  shall  be  subject  to  the  supervision  of,  and  shall  have  such  authority  as  is  delegated to  him,  by  the  Board  of  Directors  (the  “Board”)  of  the  Company’s  parent,  iGambit  Inc.  (the

“Parent”).

2.2.

The  Executive  agrees  to  undertake  the  duties  and  responsibilities  of  the  position  of  CEO  and

President, which may be assigned by the Company’s Board and which may be altered or modified from  time  to  time  by  Board  of  the  Company  in  connection  with  the  conduct  of  the  Company’s business  as  well  as  those  duties  which  are  normally  and  customarily  vested  in  a  CEO  and

President  of  a  corporation.  Executive’s  job  responsibilities  shall  include,  but  not  be  limited  to,

anything reasonably requested or required of Executive on behalf of the Company.   The Executive

agrees  to  abide  by  the  rules,  regulations,  instructions,  personnel  practices  and  policies  of  the

Company  and  any  changes  thereof  which  may  be  adopted  at  any  time  by  the  Company  and  made known to the Executive during the term of Executive’s employment.

2.3

During  the  Employment  Period,  the  Executive  will  devote  his  full  working  time  (often  more  than forty  (40)  hours  per  week),  efforts  and  attention  to  the  business  of  the  Company  and  shall  not devote  material  time  to  other  business  activities  except  (x)  for  serving  on  the  Board  of  Directors

(or  equivalent  management  body)  of  one  other  company,  (y)  with  the  prior  written  consent  or direction  of  the  Board  or  (z)  other  Permitted  Activities  (as  defined  below).  Executive  covenants and  agrees  that  for  so  long  as  he  is  employed  by the  Company,  Executive  shall  not,  whether  as  an

executive,   employee,   employer,   consultant,   agent,   principal,   partner,   member,   stockholder,

corporate   officer   or   director,   or   in   any   other   individual   or   representative   capacity,   for

compensation, engage in  or participate in  or render material services to  any other person or  entity,

provided,   however,   that,   notwithstanding   the   foregoing,   Executive   may   (a)   perform   outside

business  endeavors,  subject  to  non-competitive  agreements  between  the  Company  and  Executive,

and  provided  that  such  outside  activity  does  not  materially  interfere  with  the  performance  of

Executive’s  duties,  (b)  invest in  securities of  any  entity,  solely  for  investment  purposes,  if  (i)  such securities  are  traded  on  any  national  securities  exchange  or  the  National  Association  of  Securities

Dealers, Inc. Automated Quotation System, and (ii) Executive does not, directly or indirectly, own

4.9%  or  more  of  any  class  of  securities  of  such  entity,  and  (c)  perform  or  engage  in  any  activities described  in  in  clause  (i)  or  (ii)  of  the  first  sentence  of  this  Section  2.3  (any  of  the  activities described in clause (a), (b) or (c) being “Permitted Activities”).

2.4

Location.   During  the  Employment  Period, Executive  shall  regularly  perform  his  duties  from  an established  Company  office  (the  “Office”)  at  such  location  as  reasonably  determined  by  the

Executive  and  agreed  to  by  the  Board.  In  addition  to  spending  time  at  the  Office,  Executive  may be required to travel from time to time in order to perform his duties hereunder.

3.

Compensation.

3.1

Base  Salary.  From  and  after  the  date  hereof  until  the  termination  of  his  employment,  Executive

shall   be   paid   an   annual   base   salary   (“Base   Salary”)   of   two   hundred   thousand   dollars

($200,000).  Executive’s  Base  Salary  shall  be  payable  in  installments  consistent  with  the  payroll practices established by the Company with respect to its senior executive employees.

3.2

Car  Allowance.    Executive  shall  be  entitled  to  a  car  allowance  of  one  thousand  two  hundred dollars ($1,200) per month, which shall be paid monthly together with Executives salary.

3.3

Bonus  and  Commission  Based  On  Objectives.   The  Executive  shall  be  eligible  to  receive,  based

upon   objectives   set   by   the   Company,   (a)   stock   options,   and   (b)   cash   bonuses.     Executive

acknowledges and agrees that the granting of any bonus and commission to the Executive, and the amount  awarded, will  be  made  at  the  complete  and sole  discretion of  the Board  and  that he  has no right, guarantee or entitlement to such bonus.

3.4

Withholding.   The  Company  will  withhold  from  any  salary  or  bonus  payable  to  Executive  under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation, and may withhold for other normal deductions for fringe benefits and as otherwise agreed by the parties.

3.5

Benefits.    In  addition  to  the  compensation  provided  herein,  Executive  shall  be  entitled  to  the benefits  available  generally  to  Company  executives  and  other  employees  pursuant  to  Company programs,  including,  by  way  of  illustration,  vacation,  paid  holidays,  sick  leave,  retirement,  any insurance  programs  of  the  Company  which  may  now  or,  if  not  terminated,  shall  hereafter  be  in effect,  or  in  any  other  or  additional  such  programs  which  may  be  established  by  the  Company,  as and  to  the  extent  any  such  programs  are  or  may  from  time  to  time  be  in  effect,  as  determined  by

the  Company  and  the  terms  hereof.   Executive’s  eligibility  for  and  participation  in  such  benefit plans is governed by the terms and conditions of those plans, and by the policies of Company.

3.6

Business  Expenses.  Upon  submission  of  itemized  expense  statements,  in  the  manner  as  shall  be specified  by  the  Company,  Executive  shall  be  entitled  to  reimbursement  for  reasonable  business and  travel  expenses  duly  incurred  by  Executive  in  the  performance  of  his  duties  under  this

Agreement,  pursuant  to  written  Company  policy  and  any  relevant  written  policies  established  by the Board and provided to Executive.

4.

Employment  Termination.   The  employment  of  the  Executive  by  the  Company  pursuant  to  this  Agreement shall terminate upon the occurrence of any of the following:

4.1

Expiration of the Employment Period in accordance with clause (a) of Section 1.

4.2

At  the  election  of  the  Company,  for  Cause  (as  hereinafter  defined),  immediately  upon  written

notice by the Company to the Executive.   For the purposes of this Agreement, “Cause” shall mean

the following:

(a)

the  demonstrated  voluntary  unwillingness  of  the  Executive  to  perform  his  duties  as reasonably  directed  by  the  Company  within  ten  (10)  days  of  receiving  written  notice regarding such failed performance from the Company;

(c)

the   commission   of   a   crime   by   the   Executive   against   the   Company   involving

embezzlement, moral turpitude or fraud;

(d)

conviction  of,  or  a  plea  of  guilty  or  nolo  contendere,  to  a  felony  charge  or  any  criminal act involving embezzlement, moral turpitude or fraud;

(e)

a  material  violation  of  any  Company  rule,  regulation,  procedure  or  policy,  or  a  breach  of any promise, duty, restriction or obligation under this Agreement, and Executive’s failure to cure such violation or breach within ten (10) days of receiving written notice regarding such breach from the Company;

(f)

being  under  the  influence  of  drugs  or  alcohol  (other  than  prescription  medicine  or  other

medically-related   drugs   to   the   extent   that   they   are   taken   in   accordance   with   their

directions) during the performance of any of the duties for which Executive is assigned to perform;  provided,  however,  the  foregoing  shall  not  include  Executive  being  under  the

influence  of   alcohol   in   connection   with   marketing   duties   of   the   Executive   such  as

entertaining  current  and  prospective  vendors,  suppliers,  partners,  clients,  customers  and employees of the Company; or

(g)

engaging   in   behavior   that   would   constitute   grounds   for   liability   for   harassment   or

discrimination (as proscribed by the U.S. Equal Employment Opportunity Commission or

any  other  applicable  state  or  local  regulatory  body,  regulation  or  law)  or  other  conduct violative of laws governing the workplace.

4.3

At  the  election  of  the  Executive  for  Good  Reason.   As  used  in  this  Agreement,  “Good  Reason”

shall  mean  the  occurrence  of  any  of  the  following  events:    (i)  a  material  diminution  of  the

Executive’s  title,  authority,  status,  duties  or  responsibilities;  (ii)  any  reduction  in  the  Executive’s compensation,  including  Base  Salary,  cash  bonuses,  stock  options  and  car  allowances;  (iii)  a material breach by the Company of this Agreement; (iv) the Company requires Executive to locate his  office  to  a  location  more  than  150  miles  outside  of  Smithtown,  NY;  or  (v)  the  Company becomes  insolvent  or  bankrupt  or  files  for  voluntary  bankruptcy  or  makes  an  assignment  for  the benefit of creditors or consent to the appointment of a trustee or receiver.

4.4

Upon  the  death  or  disability  of  the  Executive.   As  used  in  this  Agreement,  the  term  “disability”

shall  mean  the  inability  of  the  Executive,  due  to  a  physical  or  mental  disability,  to  perform  the essential  functions  of  his  position,  with  or  without  reasonable  accommodation,  for  a  minimum continuous period of one hundred  twenty (120) days, or, if applicable law requires a longer period of time, the minimum period of time as may be allowed under applicable law.

4.5

At the election of the Executive without Good Reason upon not less than forty-five (45) days prior written notice of termination.

4.6

At  the  election  of  the  Company,  without  Cause,  upon  not  less  than  forty-five  (45)  days  prior written notice of termination.

4.7

By mutual agreement of the parties.

5.

Effect of Termination of Employment.

5.1

Termination  for  Cause  or  at  Election  of  Executive  without  Good  Reason.    In  the  event  the

Executive’s  employment  is  terminated  for  Cause  pursuant  to  Section  4.2,  at  the  election  of  the

Executive  without Good  Reason  pursuant  to  Section  4.5,  due  to  the  expiration  of  the  Employment

Period  pursuant  to  Section  4.1,  or  upon  mutual  agreement  of  the  parties  pursuant  to  Section  4.7,

the  Company  shall  pay  to  the  Executive,  upon  the  effective  termination  date,  the  compensation and  benefits  otherwise  payable  to  him  under  Section  3  of  this  Agreement  through  the  last  day  of

his actual employment by the Company prorated on a daily basis for the partial year worked.   Any

cash  bonuses  which  are  based  upon  periodic  performance  milestones  shall  be  appropriately  pro rated and payable upon termination.  No further compensation shall be paid.

5.2

Termination  Upon  Expiration.   In  the  event  the  Executive’s  employment  is  terminated  due  to  the expiration of the Employment Period pursuant to Section 4.1, the Company shall pay to Executive,

upon the effective termination date, the compensation and benefits otherwise payable to him under

Section  3  of  this  Agreement  through  the  last  day  of  his  actual  employment  by  the  Company,  as well as such Base Salary and cash bonuses which would have been payable to him under Section 3

if  employed  upon  the  same  terms  and  conditions  for  an  additional  six  (6)  months.    Any  cash

bonuses  which  are  based  upon  periodic  performance  milestones  shall  be  appropriately  pro  rated and payable upon termination.

5.3

Termination  Upon  Disability.    In  the  event  the  Executive’s  employment  is  terminated  upon

disability   pursuant   to   Section   4.4,   the   Company   shall   pay   to   Executive,   upon   the   effective

termination  date,  the  compensation  and  benefits  otherwise  payable  to  him  under  Section  3  of  this

Agreement  through  the  last  day  of  his  actual  employment  by  the  Company,  as  well  as  such  Base

Salary and cash bonuses which would have been payable to him under Section 3 if employed upon the same terms and conditions for the sum of (i) twelve (12) months, and (ii) the excess (if any) of thirty  six  (36)  months  over  the  number  of  full  months  Executive  shall  have  been  employed  by  the

Company.    Any  cash  bonuses  which  are  based  upon  periodic  performance  milestones  shall  be appropriately pro rated and payable upon termination.

5.4

Termination  Without  Cause  or  for  Good  Reason.    In  the  event  the  Executive’s  employment  is

terminated for Good Reason pursuant to Section 4.3, or without Cause pursuant to Section 4.6, the

Company  shall  pay  to  Executive,  upon  the  effective  termination  date,  the  compensation  and benefits  otherwise  payable  to  him  under  Section  3  of  this  Agreement  through  the  last  day  of  his actual  employment  by  the  Company,  as  well  as  such  Base  Salary  and  cash  bonuses  which  would have been payable to him under Section 3 if employed upon the same terms and conditions for the sum  of  (i)  twelve  (12)  months,  and  (ii)  the  excess  (if  any)  of  thirty  six  (36)  months  over  the number of full months Executive has been employed by the Company.

The  Executive  shall  not  be  entitled  to  any  of  the  pay  described  in  this  Section  5.4  unless  and  until the  Executive  executes  and delivers  to  the  Company  a  release  in  form and  substance  acceptable  to the  Company  and  substantially  similar  to  the  release  attached  hereto  as  Exhibit  A  by  which  the

Executive  releases  the  Company  from  any  obligations  and  liabilities  related  to  his  employment  or termination  of  employment,  except  for  the  Company’s  obligations  with  respect  to  the  payment  of

continuing  salary  under  this  Section  5.4.    The  parties  hereto  acknowledge  and  agree  that  the

compensation  to  be  provided  under  this  Section  5.4  is  to  be  provided  in  consideration  for  the above-specified release, including a release under the Age Discrimination in Employment Act.

5.5

Termination  for  Death.   If  the  Executive’s  employment  is  terminated  by  death  pursuant  to  Section

4.4, the Company shall pay to the estate of the Executive the compensation and benefits otherwise payable  to  him  under  Section  3  of  this  Agreement  through  the  last  day  of  his  actual  employment by the Company, as well as such Base Salary and cash bonuses which would have been payable to him  under  Section  3  if  employed  upon  the  same  terms  and  conditions  for  the  sum  of  (i)  twelve

(12)  months,  and  (ii)  the  excess  (if  any)  of  thirty  six  (36)  months  over  the  number  of  full  months

Executive has been employed by the Company.

5.6

Executive’s Duties Upon Termination.

(a)

Cooperation.  After  notice  of  termination  for  Good  Reason  from  the  Executive,  or  without

Cause from the Company under Section 4.6, Executive shall, at the Company’s expense and subject  to  Executive’s professional  availability,  reasonably cooperate  with  the  Company,  as reasonably  requested  by  the  Company,  to  effect  a  transition  of  Executive’s  responsibilities during  such 45-day notice  period and  to reasonably ensure that the Company is aware of all matters being handled by Executive.

(a)

Return  of  Company  Property.  Within  seven  (7)  days  after  the  termination  of  Executive’s employment  under  this  Agreement  for  any  reason,  Executive  will  return  all  Company property in Executive’s possession to the Company.

5.7

Survival.   The  provisions  of  Sections  5,  6,  7  and  15  shall  survive  the  termination  of  Executive’s employment for any reason.

6.

Non-Competition and Conflicts of Interest.

6.1

During  the  Employment  Period  and,  thereafter,  until  the  later  of  (i)  that  date  which  is  one  (1)  year

after   the   termination   or   expiration   of   the   Employment   Period   and   (ii)   December   31,   2015,

Executive  shall  not,  directly  or  indirectly,  in  any  capacity  whatsoever  (other  than  as  the  holder  of not  more  than  one  percent  (1%)  of  the  total  outstanding  stock  of  a  publicly  held  company),  either on  Executive’s  own  behalf  or  as  a  partner,  officer,  director,  Executive,  agent,  or  consultant  of  any other person or entity, do or attempt to do any of the following:

(a)

(i)  engage  in  the  business  of  providing  software  and  services  relating  to  IT  solutions

specializing   in   security   and   network   technology   products,   services,   and   support   to

customers and related services, (ii) provide services to, or for the benefit of, any person or entity  to  whom  Executive  or  Company,  including  Company’s  Parent  and  any  affiliates,

provided  services,  sold,  offered  to  sell  or  solicited  orders,  contracts,  or  accounts  for

services   during   one   (1)   year   immediately   prior   to   the   termination   of   Executive’s

employment,  or  (iii)  provide  services  to,  or  for  the  benefit  of,  any  person  or  entity  who provides  services  of  a  kind  or  nature  substantially  similar  to  the  services  performed  by

Company; or

(b)

solicit,  encourage,  or  induce  any  current  or  prospective  clients,  customers,  suppliers,

vendors,   or   contractors   of   the   Company   to   terminate   or   decrease   any   business

relationship  with   the   Company   or  not   to   proceed  with,   or   enter   into,   any  business

relationship   with   the   Company,   nor   shall   Executive   otherwise   materially   adversely

interfere  with  any  business  relationship  between  the  Company  and  any  of  its  current  or prospective franchisees, clients, customers, suppliers, vendors, or contractors; or

(c)

solicit,   recruit,   encourage   or   induce   any   partner,   officer,   director,   Executive,   agent,

consultant or  independent contractor  of  the  Company to  terminate  his/her  employment or relationship with the Company, or otherwise materially adversely interfere with or disrupt

the   Company’s   relationship   with   any   partner,   officer,   director,   Executive,   agent,   or

consultant.

6.3

The  parties  agree  that  the  relevant  public  policy  aspects  of  covenants  not  to  compete  have  been discussed,  and  that  every  effort  has  been  made  to  limit  the  restrictions  placed  upon  the  Executive to those that are reasonable and necessary to protect the Company’s legitimate interests.

6.4

Executive   recognizes,   acknowledges   and   agrees   that   much   of   the   Company’s   business   is

conducted  over  the  Internet,  and  that  the  Internet  poses  special  concerns  and  considerations  with respect  to  covenants  not  to  compete,  including  the  fact  that  limiting  the  geographic  scope  of  any restrictions  placed  upon  Executive  would  not  adequately  protect  Company’s  legitimate  interests.

The  Executive  also  recognizes,  acknowledges  and  agrees  that  Company’s  business  is  global  in scope and that the time period and scope of the foregoing restrictions are reasonable and necessary

for  the  protection  of  Company’s  valid  business  interests.    The  Executive  further  recognizes,

acknowledges  and  agrees  that  if  his  employment  with  Company  terminates  for  any  valid  or  other reason,  the  Executive  can  earn  a  livelihood  without  violating  any  of  the  restrictions  contained  in this Section.

6.5

If  any  restriction  set  forth  in  this  Section  6  is  found  by  any  court  of  competent  jurisdiction  to  be unenforceable  because  it  extends  for  too  long  a  period  of  time  or  over  too  great  a  range  of activities  or  in  too  broad  a  geographic  area,  it  shall  be  interpreted  to  extend  only  over  the maximum period of time, range of activities or geographic area as to which it may be enforceable.

6.6

The  restrictions  contained  in  this  Section  6  are  necessary  for  the  protection  of  the  business  and

goodwill   of   Company   and   are   considered   by   Executive   to   be   reasonable   for   such   purpose.

Executive  recognizes,  acknowledges  and  agrees  that  any  breach  by  him  of  any  of  the  provisions contained  in  this  Section  6  may  cause  Company  immediate,  material  and  irreparable  injury  and

damage,  and  there  is  no  adequate  remedy  at  law  for  such  breach.   Accordingly,  in  the  event  of  a

breach of  any of the provisions of this Section 6 by Executive,  in  addition to  any other remedies  it may  have  at  law  or  in  equity,  Company  shall  be  entitled  immediately  to  seek  enforcement  of  this

Section  6  in  a  court  of  competent  jurisdiction  by  means  of  a  decree  of  specific  performance,  an injunction  without  the  posting  of  a  bond  or  the  requirement  of  any  other  guarantee,  and  any  other

form  of  equitable  relief.   This  provision  is  not  a  waiver  of  any  other  rights  which  Company  may have under this Agreement, including the right to recover money damages.

6.7

The  Executive  represents  and  warrants  to  the  Company  that  Executive  is  not  bound  by  any restrictive  covenants  and  has  no  prior  or  other  obligations  or  commitments  of  any  kind  that  would in  any  way  prevent, restrict,  hinder  or  interfere with  Executive’s  acceptance  of  employment  or  the performance of all duties and services hereunder to the fullest extent of the Executive’s ability and

knowledge.   The  Executive  agrees  to  indemnify  and  hold  harmless  the  Company  for  any  liability the  Company  may  incur  as  the  result  of  the  existence  of  any  such  covenants,  obligations  or commitments.

6.8

Executive  agrees  to  comply  with  all  rules  and  policies  of  the  Company  relating  to  conflicts  of interest which are disclosed to Executive by the Company, specifically including but not limited to the following:

(a)

Executive will promptly notify the Company of any conflicts of interest or excessive gifts or  offers  of  gifts  or  remuneration  from clients,  suppliers,  or others doing or  seeking  to  do business with the Company;

(b)

Executive  will  promptly  inform  the  Company  of  any  business  opportunities  that  come  to the  attention  of  Executive  that  relate  to  the  existing  or  prospective  business  of  the

Company  and  will  not  participate  in  any  such  opportunities  without  the  prior  written consent of the Company;

(c)

Executive will not engage in any act involving dishonesty, bad faith or lack of integrity or candor with respect to the Company;

(d)

Executive  will  not  engage  in  any  act  or  omission  that  materially  injures  the  business  or affairs of the Company, monetarily or otherwise; and

(e)

Executive  will  not  engage  in  any  other  employment  or  business  activity  during  working hours or at Executive’s work location.

7.

Proprietary Information and Developments.

7.1

Proprietary Information.

(a)

Executive  agrees  that  all  information  and know-how,  regardless  of  whether  in  writing,  of a  private,  secret  or  confidential  nature  concerning  the  Company’s  business  or  financial affairs  (collectively,  “Proprietary  Information”)  is  and  shall  be  the  exclusive  property  of

the  Company.    By  way  of  illustration,  but  not  limitation,  Proprietary  Information  may

include   information   about  Company’s   methods  of   operation,   manufacturing,   selling,

marketing,  promoting  or  otherwise  providing  products,  goods  or  services,  trade  secrets,

inventions, processes, techniques, projects, developments, plans, financial data, personnel

data,   computer   programs,   and   existing   or   potential   customers,   suppliers,   officers,

directors,  agents,  vendors,  owners,  shareholders,  contractors,  partners,  representatives,

advisors,  and  consultants  of  Company.    Executive  will  not  disclose  any  Proprietary

Information  or  the  terms  of  this  Agreement  (collectively,  “Confidential  Information”)  to any person outside the Company or use the same for any unauthorized purposes, and will not  use  or  aid  others  in  obtaining  or  using  any  such  Confidential  Information  without written  approval  by  an  officer  of  the  Company,  either  during  or  after  his  employment,

unless  and  until  such  Confidential  Information  has  become  public  knowledge  without

fault  by  the  Executive.    Notwithstanding  the  foregoing,  Executive  may  disclose  any

Confidential  Information  (i)  for  the  benefit  of  the  Company  and  as  necessary  to  perform the  Executive’s  duties  under  this  Agreement,  (ii)  when  required  by  law  and  then  only after  consultation  with  the  Company  or  unless  such  information  is  in  the  public  domain,

and/or (iii) which relates to the terms of this Agreement to any financial or legal advisors,

or family members, of Executive.

(b)

Executive   agrees   that   all   files,   letters,   memoranda,   reports,   records,   data,   sketches,

drawings,  notebooks,  computer  programs,  or  other  written,  photographic,  electronic  or

other   tangible   material   containing   Proprietary   Information,   whether   created   by   the

Executive or others, which shall come into his custody or possession, shall be and are the exclusive  property  of  the  Company  to  be  used  by  the  Executive  only  in  the  performance of  his  duties  for  the  Company  and  for  the  benefit  of  Company  in  connection  with  the performance  of  those  duties,  and  immediately  upon  the  termination  of  the  Executive’s employment,  or  at  any  other  time  upon  request  of  the  Company,  the  Executive  shall return to the Company all such Proprietary Information of the Company.

(c)

Executive  agrees  that  his  obligation  not  to  disclose  or  use  information,  know-how  and records  of  the  types  set  forth  in  paragraphs  (a)  and  (b)  above,  also  extends  to  such  types of  information,  know-how,  records  and  tangible  property  of  affiliates  of  the  Company,

customers  of  the  Company  or  suppliers  to  the  Company  or  other  third  parties  who  may have disclosed or  entrusted  the same  to  the Company or  to the Executive in  the course of the Company’s business.

8.

Company  Property.   All  correspondence,  records,  documents,  software,  promotional  materials,  and  other

Company  property,  including  all  copies,  which  come  into  the  Executive’s  possession  by,  through  or  in  the course  of  his  employment,  regardless  of  the  source  and  whether  created  by  the  Executive,  are  the  sole  and exclusive property of the Company, and immediately upon the termination of the Executive’s employment,

the Executive shall return to the Company all such property of the Company.

9.

Notices.   All  notices  required  or  permitted  under  this  Agreement  shall  be  in  writing  and  shall  be  deemed effective  upon  delivery  personally,  by  facsimile  or  by  overnight  mail,  or  upon  deposit  in  the  United  States

Post  Office,  by  registered  or  certified  mail,  postage  prepaid,  addressed  to  the  other  party  at  the  address  last known,  or  at  such  other  address  or  addresses  as  either  party  shall  designate  to  the  other  in  accordance  with this Section 9.

10.

Pronouns.    Whenever  the  context  may  require,  any  pronouns  used  in  this  Agreement  shall  include  the corresponding  masculine,  feminine  or  neuter  forms,  and  the  singular  forms  of  nouns  and  pronouns  shall include the plural, and vice versa.

11.

Entire  Agreement;  Modification.   This  Agreement  constitutes  the  entire  agreement  between  the  parties  and supersedes  all  prior  agreements  and  understandings,  whether  written  or  oral,  relating  to  the  subject  matter of this Agreement.  This Agreement may be amended or modified only by a written instrument executed by both the Company and the Executive.

12.

Severability.   This  Agreement  shall  be  enforceable  to  the  fullest  extent  allowed  by  law.   In  the  event  that  a

court  holds  any  provision  of  this  Agreement  to  be  invalid  or  unenforceable,  the  parties  agree  that,  if allowed  by  law,  that  provision  shall  be  reduced,  modified  or  otherwise  conformed  to  the  relevant  law,

judgment  or  determination  to  the  degree  necessary  to  render  it  valid  and  enforceable  without  affecting  the

rest  of  this  Agreement.    Any  provision  of  this  Agreement  which  is  prohibited  or  unenforceable  in  any jurisdiction  shall,  as  to  such  jurisdiction,  be  deemed  severable  from  the  remainder  of  this  Agreement,  and the  remaining  provisions  contained  in  this  Agreement  shall  be  construed  to  preserve  to  the  maximum

permissible  extent  the  intent  and  purposes  of  this  Agreement.   Any  such  prohibition  or  unenforceability  in

any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.

Governing  Law.   The  validity  and  construction  of  this  Agreement  or  of  any  of  its  terms  or  provisions  shall be  determined  under  the  laws  of  the  State  of  Connecticut,  regardless  of  any  principles  of  conflicts  of  laws

or  choice  of  laws  of  any jurisdiction.   Except  as  set out in  Section  15  below,  the state  courts  of  the  State  of

Connecticut  and,  if  the  jurisdictional  prerequisites  exist  at  the  time,  the  United  States  District  Court  for

Connecticut,  shall  have  sole  and  exclusive  jurisdiction  to  hear  and  determine  any  dispute  or  controversy arising under or concerning this Agreement.

14.

Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of both parties and their  respective  successors  and  assigns,  including  any  corporation  with  which  or  into  which  the  Company may  be  merged  or  which  may  succeed  to  its  assets  or  business,  provided,  however,  that  the  obligations  of

the Executive are personal and shall not be assigned by him/her.   Notwithstanding the foregoing, Executive

has  the  right  to  assign  to  any  third  party  any  right  to  receive  any  bonus  payment  set  forth  in  Section  3.2  of this Agreement, and any consideration payable upon death or disability of the Executive may be assigned to his estate or legal representatives.

15.

Arbitration.

15.1

Executive  and  the  Company  agree  that  any  controversy,  dispute  or  claim  directly  or  indirectly arising  out  of  or  relating  to  this  Agreement,  or  the  breach  thereof,  or  arising  out  of  or  relating  to the  employment  of  the  Executive,  or  the  termination  thereof,  shall  be  resolved  either  as  provided

for  by  applicable  law,  or,  at  the  option  of  either  party,  by  impartial  binding  arbitration.   In  the

event that either party demands arbitration, Executive and the Company agree that such arbitration shall  be  the  exclusive,  final  and  binding  forum  for  the  ultimate  resolution  of  such  claims,  subject to  any  rights  of  appeal  that  either  party  may  have  under  the  Federal  Arbitration  Act  and/or  under

applicable  state  law  dealing  with  the review  of  arbitration  decisions.   Specifically,  this  Agreement

is intended to include, but is not limited to, claims under Title VII of the Civil Rights Act of 1964,

as  amended,  the  Age  Discrimination  in  Employment  Act,  the  Fair  Labor  Standards  Act,  the

Americans  with  Disabilities  Act,  the  Family  and  Medical  Leave  Act,  any  wage  and  hour  or  wage payment  or  collection  law,  or  any  other  federal,  state,  or  local  law,  regulation  or  ordinance

regarding  employment.   It  also  includes,  but  is  not  limited  to,  all  claims  for  breach  of  contract  or wrongful  discharge,  breach  of  express  or  implied  promises  or  covenants  of  good  faith  and  fair dealing,  intentional  or  negligent  infliction  of  emotional  distress,  defamation,  or  any  loss,  expense,

or claim whatsoever resulting from or related to Executive’s employment.

15.2

Executive  and  the  Company  understand  and  acknowledge  that  this  Agreement  means  that  neither can  pursue  an  action  against the  other  in  a  court of  law  regarding  any  employment  dispute,  except for  claims  involving  workers’  compensation  benefits  or  unemployment  benefits,  and  except  as  set forth elsewhere in this Agreement, in the event that either party notifies the other of its demand for arbitration under this Agreement.  The parties also agree that the obligation to arbitrate any dispute is  fully  enforceable  under  the  Federal  Arbitration  Act,  and  that  a  judgment  upon  any  such  award

may  be  entered  in  any  court  having  jurisdiction  over  such  claims.   The  parties  further  understand

that  this  Agreement  does  not  alter  any  of  the  substantive  rights  that  the  parties  may  have  under law,  including  the  Executive’s  statutory  right  to  file  a  charge  with  an  administrative  agency  for investigative purposes or other action by the agency, nor does it limit or restrict Executive’s ability

to  participate  or  assist  any  agency  in  its  investigation,  processing  or  handling  of  any  charge.   This

Agreement simply transfers final resolution of a party’s right to seek relief from either a judge or a jury  to  a  speedy  and  impartial  arbitrator  for  the  mutual  benefit  of  both  parties,  when  arbitration  is demanded.

15.3

In  the  event  that  Executive  or  the  Company  initially  elects  to  file  suit  in  any  court,  the  other  party will  have  60  days  from  the  date  that  it  is  formally  served  with  a  summons  and  copy  of  the  suit  to

notify  the  party  filing  suit  of  the  non-filing  party’s  demand  for  arbitration.   In  that  case,  the  suit

must be dismissed by consent of the parties or by the court on motion, and arbitration commenced

with  the  American  Arbitration  Association  (“AAA”).   In  situations  where  suit  has  not  been  filed,

either   Executive   or   the   Company   may   initiate   arbitration   by   serving   a   written   demand   for

arbitration  upon  the  other  party  and  the  AAA.   Such  a  demand  must  be  served  within  the  same

limitations  period  that  would  apply  if  the  action  were  pursued  in  court.   Any  claim  which  is  not

timely made will be deemed waived.

15.4

Any  arbitration  will  be  conducted  in  accordance  with  the  American  Arbitration  Association

National  Rules  for  the  Resolution  of  Employment  Disputes,  effective  September  15,  2005,  and

any amendments or revisions thereto (“AAA Rules”).   A copy of the AAA Rules may be obtained

upon request.   The dispute shall be heard and determined by one arbitrator and that arbitrator shall

be  a  member  of  the  National  Academy  of  Arbitrators.   The  arbitrator  may  grant  any  remedy  or

relief  that  would  have  been  available  to  the  parties  had  the  matter  been  heard  in  court.   Unless

otherwise  mutually  agreed  upon,  the  arbitration  shall  be  heard  within  25  miles  of  the  Executive’s

current   or   most   recent   place   of   employment.     The   Company   will   pay   any   filing   or   other

administrative  fees  that  exceed  $100.00  (One Hundred  Dollars),  and  that are  required  by AAA  for

the  cost  of  providing  administrative  services.    All  other  expenses  of  the  arbitrator,  including

required  travel,  shall  be  borne  by  the  Company.   As  provided  by  the  AAA  Rules,  the  arbitrator

shall  have  the  authority  to  order  such  discovery  as  the  arbitrator  considers  necessary  to  a  full  and

fair  exploration  of  the  issues  in  dispute,  consistent  with  the  expedited  nature  of  arbitration.   The

parties  shall  bear  their  own  costs  and  attorneys’  fees  incurred  during  this  discovery  process,  as well as during the arbitration.

15.5

The parties understand and agree that this Section 15, concerning arbitration, shall not include any controversies  or  claims  related  to  any  agreements  or  provisions  (including  provisions  in  this

Agreement)  respecting  confidentiality,  proprietary  information,  non-competition,  non-solicitation,

trade  secrets,  or  breaches  of  fiduciary  obligations  by  Executive,  which  shall  not  be  subject  to arbitration.

15.6

Executive  has  been  advised  of  his  right  to  consult  with  an  attorney  prior  to  entering  into  this

Agreement.

16.

I.R.C.   409A.  Unless   otherwise   expressly   provided,   any   payment   of   compensation   by   Company   to

Executive, whether pursuant to this Agreement or otherwise, shall be made within two and one-half months

(2½  months)  after  the  later  of  the  end  of  the  calendar  year  of  the  Company’s  fiscal  year  in  which

Executive’s right to  such payment vests (i.e., is not subject to  a “substantial risk  of  forfeiture” for purposes of Code Section 409A of the Internal Revenue Code of 1986, as amended (“Code”)).  To the extent that any severance payments  come  within  the  definition  of  “involuntary  severance”  under  Code  Section  409A,  such amounts  up  to  the  lesser  of  two  times  the  Executive’s  annual  compensation  for  the  year  preceding  the  year of  termination  or  two  times  the  401(a)(17)  limit  for  the  year  of  termination,  shall  be  excluded  from

“deferred  compensation”  as  allowed  under  Code  Section  409A,  and  shall  not  be  subject  to  the  following

Code  Section  409A  compliance  requirements.  All  payments  of  “nonqualified  deferred  compensation”

(within the meaning of Section 409A) are intended to comply with the requirements of Code Section 409A,

and   shall   be   interpreted   in   accordance   therewith.   Neither   party   individually   or   in   combination   may

accelerate  any such  deferred  payment,  except  in  compliance  with  Code  Section  409A,  and  no  amount shall be paid  prior to  the earliest date on which  it is permitted  to  be paid under Code Section 409A.  In  the event that  Executive  is  determined  to  be  a  “key  employee”  (as  defined  in  Code  Section  416(i)  (without  regard  to paragraph  (5)  thereof))  of  Company  at  a  time  when  its  stock  is  deemed  to  be  publicly  traded  on  an established  securities  market,  payments  determined  to  be  “nonqualified  deferred  compensation”  payable following termination of employment shall be made no earlier than the earlier of (i) the last day of the sixth

(6th)  complete  calendar  month  following  such  termination  of  employment,  or  (ii)  Executive’s  death,

consistent with the provisions of Code Section 409A.  Any payment delayed by reason of the prior sentence shall  be  paid  out  in  a  single  lump  sum  at  the  end  of  such  required  delay  period  in  order  to  catch  up  to  the

original  payment  schedule.   Notwithstanding  anything  herein  to  the  contrary,  no  amendment  may  be  made to  this  Agreement  if  it  would  cause  the  Agreement  or  any  payment  hereunder not  to  be  in  compliance  with

Code Section 409A.

17.

Miscellaneous.

17.1

No  delay  or  omission  by  the  Company  in  exercising  any  right  under  this  Agreement  shall  operate

as  a  waiver  of  that  or  any  other  right.   A  waiver  or  consent  given  by  the  Company  on  any  one occasion  shall  be  effective  only  in  that  instance  and  shall  not  be  construed  as  a  bar  or  waiver  of any right on any other occasion.

17.2

The  headings  of  the  sections  of  this  Agreement  are  for  convenience  of  reference  only  and  in  no way define, limit or affect the scope or substance of any section of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement.

_____________________________

By:     IGXGLOBAL CORP.

Signature

John Salerno, Chairman

Date

Date

EXHIBIT A

GENERAL RELEASE AGREEMENT

In  consideration  of  the  mutual  promises,  covenants,  and  conditions  set  forth  herein,  and  other  good  and valuable  consideration,  the  receipt  and  sufficiency  of  which  is  hereby  acknowledged,  IGXGLOBAL  CORP.  (the

“Company”) and Thomas Duffy (the “Executive”) agree as follows:

1.

The  Company  shall  continue  to  pay  Executive  compensation  pursuant  to  Section  5.4  of  the

Employment  Agreement  between  him  and  the  Company  (“Employment  Agreement”)  as  a  result  of  termination

without  Cause  (as  defined  therein)  or  for  Good  Reason  (as  defined  therein).   Executive  agrees  that  he  shall  not  be

entitled  to  any  other  or  further  compensation,  remuneration,  benefits,  reimbursement,  payments,  options,  stock,  or other equity issue of or from Company.

2.

Executive,  deeming  this  General  Release  Agreement  to  be  fair,  reasonable,  and  equitable,  and intending  to  be legally bound  hereby,  agrees to  and  hereby does,  forever  and  irrevocably fully release  and discharge

Company  (including  any  subsidiary  or  affiliated  entities,  and  its  and  their  respective  officers,  directors,  Executives,

agents,  predecessors,  successors,  purchasers,  assigns,  and  representatives)  from  any  and  all  grievances,  liens,  suits,

judgments,  claims,  demands,  debts,  defenses,  actions  or  causes  of  action,  obligations,  damages,  and  liabilities whatsoever  which  Executive  now  has,  has  had,  or  may  have,  whether  the  same  be  known  or  unknown,  at  law,  in equity,  or  mixed,  in  any  way  arising  out  of  or  relating  in  any  way  to  any  matter,  act,  occurrence,  or  transaction before the date of this General Release Agreement, including but not limited  to his employment with  Company, and

his  separation  from  Company.   This  is  a  General  Release.   Executive  expressly  acknowledges  that  this  General

Release  includes,  but  is  not  limited  to,  his  release  of  any  tort  and  contract  claims,  arbitration  claims,  claims  under any  local,  state  or  federal  wage  and  hour  law,  wage  collection  law  or  labor  relations  law,  and  claims  of  age,  race,

sex,   religion,   disability,   national   origin,   ancestry,   citizenship,   retaliation   or   any   other   claim   of   employment

discrimination,  under  the  Civil  Rights  Acts  of  1964  and  1991  as  amended  (42  U.S.C.  §§ 2000e  et  seq.),  the  Age

Discrimination  In  Employment  Act  (29  U.S.C.  §§ 621  et  seq.),  the  Americans  With  Disabilities  Act  (42  U.S.C.

§§ 12101  et  seq.),  the  Rehabilitation  Act  of  1973  (29  U.S.C.  §§ 701  et  seq.),  and  any  other  law  prohibiting

employment  discrimination  or  relating  to  employment.    Also,  Executive  understands  that  this  General  Release

Agreement  is  not  an  admission  of  liability  under  any  statute  or  otherwise  by  Company,  and  that  Company  does  not admit  but  denies  any  violation  of  his  legal  rights,  and  that  he  shall  not  be  regarded  as  a  prevailing  party  for  any purpose,  including  but  not  limited  to,  determining  responsibility  for  or  entitlement  to  attorneys’  fees,  under  any statute or otherwise.  This General Release does not apply to any obligations of the Company under the Employment

Agreement  which  survive  termination  or  expiration  of  the  Employment  Agreement,  including  without  limitation  its obligations under Section 5.

3.

Executive agrees that every term of this General Release Agreement, including, but not limited to,

the  fact  that  an  agreement  has  been  reached  and  the  amount  paid,  shall  be  treated  by  Executive  as  strictly confidential,  and  expressly  covenants  not  to  display,  publish,  disseminate,  or  disclose  the  terms  of  this  General

Release Agreement to any person or entity.

4.

All  correspondence,  records,  documents,  software,  promotional  materials,  and  other  Company property,  including  all  copies,  which  come  into  the  Executive’s  possession  by,  through  or  in  the  course  of  his employment,  regardless  of  the  source  and  whether  created  by  the  Executive,  are  the  sole  and  exclusive  property  of the  Company,  and  immediately  upon  the  termination  of  the  Executive’s  employment,  the  Executive  shall  return  to the Company all such property of the Company.

5.

Executive  acknowledges  and  agrees  that  he will  continue  to  be bound  by  the  terms  and  conditions set  forth  in  Sections  6,  7,  and  15  of  his  Employment  Agreement  with  the  Company,  notwithstanding  this  General

Release Agreement.

Executive has been advised to read this General Release Agreement carefully.  This offer will be held open for 21 days.  Executive’s signing this General Release Agreement will acknowledge that he was advised to consult with legal counsel prior to executing this Agreement.

Executive’s signature below, in front of a notary, confirms his acceptance and agreement.

Executive  may  revoke  this  General  Release  Agreement  at  any  time  within  seven  days  after  he  has  signed

this  General  Release  Agreement.   Revocation  shall  be  made  by  delivering  written  notice  of  revocation  to  iGambit

Inc.,  1050  W  Jericho  Turnpike,  Smithtown,  New  York  11787  and  must  be  received  no  later  than  the  seventh  day

after  he  signs  the  General  Release  Agreement.    This  General  Release  Agreement  shall  not  become  effective  or enforceable until the revocation period has expired and only provided he has not exercised his right to revocation.

IGXGLOBAL CORP.

By:

Title:

Date:

Executive’s signature below will indicate that he is entering into this General Release Agreement freely and with a full understanding of its terms.  No changes to this General Release Agreement will be valid unless in writing and signed by both the Executive and the Company.

Date:

The undersigned hereby certifies that the above-named person appeared before me personally, signed this document, and verified that this document was being signed freely and voluntarily, with full knowledge of its effect.

My Commission Expires

Notary Public